UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 22, 2021 (December 16, 2021)

NMF SLF I, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-56123	83-3291673
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

1633 Broadway, 48th Floor, New York, NY 10019

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (212) 720-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 16, 2021, NMF SLF I SPV, L.L.C. (the “SPV”), a wholly-owned subsidiary of NMF SLF I, Inc. (the “Company”), entered into a Joinder Supplement (together with the schedules thereto, the “Joinder Supplement”), which supplements the Loan and Security Agreement, dated as of December 23, 2020 (the “Original Closing Date”), by and among the SPV, as the Borrower (the “Borrower”), New Mountain Finance Advisers BDC, L.L.C., as the collateral manager, the Company, as the equityholder (the "Equityholder") and the seller (the "Seller"), each of the lenders from time to time party thereto and Wells Fargo Bank, National Association ("Wells Fargo"), as administrative agent and collateral custodian, as amended by Amendment No. 1, dated June 29, 2021, as modified by the Joinder Supplement, and as further amended, restated, supplemented or otherwise modified, extended or replaced from time to time (the "Loan and Security Agreement"). Pursuant to the Loan and Security Agreement, the Borrower acquires or originates certain commercial loans and debt securities ("Collateral Obligations") and finances the acquisition or origination of such Collateral Obligations by borrowing funds.

The SPV and Wells Fargo entered into the Joinder Supplement to evidence that Wells Fargo will increase its commitment as lender under the Loan and Security Agreement by $100,000,000. As of the effective date of the Joinder Supplement, the commitment of Wells Fargo as lender is $450,000,000. The other terms of the Loan and Security Agreement remain unchanged. The Revolving Period End Date (as defined in the Loan and Security Agreement) under the Loan and Security Agreement continues to be scheduled to occur on the three-year anniversary of the Closing Date and the Facility Maturity Date (as defined in the Loan and Security Agreement) under the Loan and Security Agreement continues to be scheduled to occur on the two-year anniversary of the Revolving Period End Date.

The description above is only a summary of the material provisions of the Joinder Supplement, it does not purport to be complete and is qualified in its entirety by reference to the provisions in such agreement, a copy of which is attached hereto as Exhibit 10.1.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth under Item 1.01 is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Description

10.1	Joinder Supplement, dated as of December 16, 2021, by and among NMF SLF I SPV, L.L.C. and Wells Fargo.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NMF SLF I, INC.

By:	/s/ Karrie J. Jerry
Name:	Karrie J. Jerry
Title:	Corporate Secretary

Date: December 22, 2021